UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
              (DATE OF EARLIEST EVENT REPORTED): February 24, 2005


                                                                 IRS Employer
Commission        Registrant; State of Incorporation;            Identification
File Number       Address; and Telephone Number                  Number
------------      ------------------------------------           ---------------

1-13739           UNISOURCE ENERGY CORPORATION                   86-0786732
                  (An Arizona Corporation)
                  One South Church Avenue, Suite 100
                  Tucson, AZ 85701
                  (520) 571-4000

1-5924            TUCSON ELECTRIC POWER COMPANY                  86-0062700
                  (An Arizona Corporation)
                  One South Church Avenue, Suite 100
                  Tucson, AZ 85701
                  (520) 571-4000

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 - OTHER EVENTS
------------------------

On February 24, 2005, UniSource Energy Corporation ("UniSource Energy") announced that it has priced an offering of $125 million aggregate principal amount of 4.50% Convertible Senior Notes due 2035 through a domestic offering to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 (the "Act") and to persons in offshore transactions in reliance on Regulation S under the Act. UniSource Energy has also granted the initial purchasers of the notes a 13-day option to purchase up to an additional $25 million aggregate principal amount of the notes. A copy of the press release announcing the pricing of such offering is included as Exhibit 99.1 hereto and incorporated by reference into this Item 8.01.

         This Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any of these securities.

         The securities have not been registered under the Act or any state securities laws, and unless so registered, may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the Act and applicable state laws.


ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS
---------------------------------------------

         Exhibit 99.1 UniSource Energy Corporation Press Release, dated February 24, 2005

                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: February 24, 2005                   UNISOURCE ENERGY CORPORATION
                                      ------------------------------------
                                                 (Registrant)


                                           /s/ Kevin P. Larson
                                      ------------------------------------
                                       Vice President and Principal
                                            Financial Officer


Date: February 24, 2005                   TUCSON ELECTRIC POWER COMPANY
                                      ------------------------------------
                                                  (Registrant)


                                           /s/ Kevin P. Larson
                                      ------------------------------------
                                       Vice President and Principal
                                            Financial Officer